SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 10, 2004

I-many, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30883	01-0524931
(Commission File Number)	(I.R.S. Employer Identification No.)

399 Thornall Street, 12th Floor, Edison, NJ	08837
(Address of Principal Executive Offices)	(Zip Code)

(207) 774-3244

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

ITEM 8.01. OTHER EVENTS

On November 10, 2004, I-many, Inc. (the “Company”) received notice from the NASDAQ Stock Market that it has regained compliance with NASDAQ Marketplace Rule 4450(a)(5), after the Company’s common stock maintained a minimum closing bid price of more than $1.00 over the previous 10 consecutive trading days.

The Company had previously received notice from the NASDAQ Stock Market that its common stock had failed to maintain a minimum closing bid price of $1.00 over the previous 30 consecutive trading days, as required by NASDAQ Marketplace Rule 4450(a)(5), and that the Company had until February 28, 2005 to regain compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

I-MANY, INC.

By:	/s/ Robert G. Schwartz, Jr.
Robert G. Schwartz, Jr.
Vice President and General Counsel

Dated: November 12, 2004